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                                                                       EXHIBIT 9

                            JOINT FILING AGREEMENT

      This will confirm the agreement by and among the undersigned that the Statement on Schedule 13/A (the "Statement") filed on or about the date hereof is being filed on behalf of the undersigned. Each of the undersigned hereby acknowledges that pursuant to Rule 13d(k) promulgated under the Securities Exchange Act of 1934, as amended, that each person on whose behalf the Statement is filed is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; and that such person is not responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This agreement may be executed in counterparts and each of such counterparts taken together shall constitute one and the same instrument.

Dated: November 14, 2002

                                                      SOFTECH, INC.

                                                      /s/ Joseph P. Mullaney
                                                      --------------------------
                                                         Joseph P. Mullaney
                                                         President and COO

                                                      SOFTECH ACQUISITION CORP.

                                                      /s/ Joseph P. Mullaney
                                                      --------------------------
                                                          Joseph P. Mullaney
                                                          President and COO

                                                      GREENLEAF CAPITAL, INC.

                                                      /s/ William D. Johnston
                                                      --------------------------
                                                          William D. Johnston
                                                          President

                                                         /s/ William D. Johnston
                                                      --------------------------
                                                             William D. Johnston